Waddell & Reed Advisors
                    Vanguard Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        12     Statement of Assets and Liabilities

        13     Statement of Operations

        14     Statement of Changes in Net Assets

        15     Financial Highlights

        19     Notes to Financial Statements

        26     Independent Auditors' Report

        27     Income Tax Information

        29     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2001

An interview with Daniel P. Becker, portfolio manager of Waddell & Reed Advisors Vanguard Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors Vanguard Fund, Inc. for the fiscal period ended June 30, 2001. The following graphs and tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund' s performance during the twelve months ended June 30, 2001. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from September 30 to June 30.

How did the Fund perform during the last twelve months?
The Fund underperformed its benchmark index over the fiscal year, as the difficult economic environment impacted the portfolio. The Fund's Class A shares declined 35.12 percent during the year, compared with the Lipper Large Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 31.01 percent over the same period, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 14.87 percent over the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last twelve months?
The Fund performed poorly on an absolute basis over the past twelve months as major adjustments occurred in the economy, corporate profits and stock prices. The large company growth category in general was most vulnerable to these adjustments, in our opinion, given the strong performance of the category over the last few years. The prosperity of the 1990s was manifested in huge increases in earnings and profitability for most large companies. Hence, when the economy slowed to near-recessionary levels, profits had a long way to fall. Large company stock prices have fallen at a record rate, as their earnings and profit outlooks have fallen at similar rates. Going forward, however, we feel that things may look a little brighter. The adjustment process that should align company cost structures with the new economic reality appears to be well under way. Interest rates are currently declining worldwide and should help to curb future economic weakness. The technology sector, along with many other large capitalization companies, is attempting to rationalize and downsize in order to restore profitability.

What other market conditions or events influenced the Fund's performance during the last twelve months?
The market environment over the last twelve months has been one of the worst on record for the large cap growth category. Most large companies have been under severe profitability pressures recently due to rising energy costs, higher labor costs and the effect of the slower economy precipitated in part by the interest rate increases of 2000. We believe that this profitability squeeze has been manifested most dramatically in the technology sector of the economy. As corporate cash flow has been declining, it seems that most companies have dramatically cut back on technology infrastructure investments, which they had been making at an accelerated rate over the past two years. The resulting downturn in the prospects for technology companies, which had been major drivers of the 1991-1999 economic boom, we feel exacerbated the slowing of the economy, which was already in progress. It appears that the reverberation in economic growth from these trends can now be felt globally.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During the economic adjustment, care was taken to diversify into sectors that have traditionally been recession resistant, such as health care, tobacco and mortgage companies. We believe that these actions were successful to an extent, but not enough to offset the decline in the more economically sensitive sectors of the portfolio.

What industries or sectors did you emphasize during the last twelve months, and what looks attractive to you going forward?
Going forward, we expect some stabilization in the economy and the equity markets over the next twelve months. Due to the crippling effect on profitability stemming from the recent decline, we don't expect as significant a rebound as we've seen in the past. We anticipate slow and steady improvement that may not even begin until late next year. In this scenario, we believe that growth likely will be very hard to find. Health care companies, selected retailers, consumer companies and some selected technology companies appear attractive to us at this time.


Respectfully,


Daniel P. Becker
Manager
Waddell & Reed Advisors
Vanguard Fund, Inc.

Comparison of Change in Value of $10,000 Investment

                                              Lipper
                                              Large-
                      Waddell                    Cap
                      & Reed                  Growth
                      Vanguard  S & P          Funds
                      Fund,       500       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09-30-91        $ 9,425  $10,000        $10,000
     09-30-92          9,370   11,106         10,793
     09-30-93         11,092   12,549         12,712
     09-30-94         12,407   13,012         12,803
     09-30-95         15,735   16,882         16,514
     09-30-96         16,300   20,315         19,335
     09-30-97         20,147   28,541         25,715
     09-30-98         20,906   31,140         27,167
     09-30-99         28,586   39,799         36,924
     09-30-00         43,137   45,070         47,938
     06-30-01         30,071   38,757         33,202

==== Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares* -- $30,071 ++++ S&P 500 Index -- $38,757
----  Lipper Large-Cap Growth Funds Universe Average -- $33,202


*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
                ----------------------------------------------
Year Ended
   6-30-01          -35.12%    -34.24%   -31.99%   -31.02%
5 Years Ended
   6-30-01           12.32%    ---       ---        13.91%
10 Years Ended
   6-30-01           12.65%    ---       ---       ---
Since inception of
   Class++ through
   6-30-01          ---         -1.82%    -0.05%    11.85%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares and Class C shares and 9-8-95 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Vanguard Fund

GOAL:To seek the appreciation of capital.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by large to medium sized U.S. and foreign companies believed to have appreciation possibilities. Invests typically in growth stocks, but also invests in value stocks to provide a blend of value and growth potential. Value stocks are those currently selling below their true worth while growth stocks are those whose earnings are likely to grow faster than the economy.

Founded
1969

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Capital gains distribution      $1.77
                                =====

Net asset value on
   6-30-01  $8.46 adjusted to: $10.23(A)
   9-30-00                      14.17
                               ------
Change per share               $(3.94)
                               ======

(A)This number includes the capital gains distribution of $1.77 paid in December 2000 added to the actual net asset value on June 30, 2001.


   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01    -35.12%      -31.16%         -34.24%       -31.91%
 5-year period
  ended 6-30-01     12.32%       13.66%           ---           ---
10-year period
  ended 6-30-01     12.65%       13.32%           ---           ---
Since inception
  of Class (F)       ---          ---            -1.82%        0.02%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 6-30-01    -31.99%      -31.02%
 5-year period
  ended 6-30-01      ---         13.91%
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class (D)      -0.05%       11.85%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $2,097,851,224 invested in a diversified portfolio of:

   98.99%   Common Stocks
    1.01%   Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $54.63  Manufacturing Stocks
  17.02  Finance, Insurance and Real Estate Stocks
  15.09  Wholesale and Retail Trade Stocks
  10.13  Services Stocks
   2.12  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.01  Cash and Cash Equivalents

THE INVESTMENTS OF VANGUARD FUND
June 30, 2001

                                              Shares        Value
COMMON STOCKS
Building Materials and Garden Supplies - 1.01%
 Home Depot, Inc. (The)  .................   455,400 $   21,198,870
                                                    --------------

Business Services - 9.67%
 AOL Time Warner Inc.*  ..................   552,450     29,279,850
 First Data Corporation  .................   529,600     34,026,800
 Microsoft Corporation*  ................. 1,347,900     96,819,657
 Oracle Corporation*  .................... 1,607,900     30,558,140
 Veritas Software Corp.*  ................   175,100     11,642,399
 WorldCom, Inc. - MCI group*  ............    32,536       538,145
                                                    --------------
                                                        202,864,991
                                                    --------------

Chemicals and Allied Products - 19.18%
 American Home Products Corporation  .....   687,400     40,171,656
 Dow Chemical Company (The)  .............   606,100     20,152,825
 Forest Laboratories, Inc.*  ............. 1,162,400     82,530,400
 IDEC Pharmaceuticals Corporation*  ......   111,200      7,518,232
 Merck & Co., Inc.  ......................   301,400     19,262,474
 Pfizer Inc.  ............................ 3,455,725    138,401,786
 Praxair, Inc.  ..........................   350,600     16,478,200
 Schering-Plough Corporation  ............   725,300     26,284,872
 Smith International, Inc.*  .............   861,700     51,615,830
                                                    --------------
                                                        402,416,275
                                                    --------------

Depository Institutions - 5.11%
 Bank of America Corporation  ............   692,400     41,564,772
 Citigroup Inc.  .........................   712,500     37,648,500
 Wells Fargo & Company  ..................   604,000     28,043,720
                                                    --------------
                                                       107,256,992
                                                    --------------

Electronic and Other Electric Equipment - 12.01%
 ASM Lithography Holding NV*  ............ 1,081,200     24,018,858
 Analog Devices, Inc.*  ..................   792,700     34,284,275
 Celestica Inc.*  ........................   337,700     17,391,550
 Integrated Device Technology, Inc.*  ....   123,500      3,871,725
 Jabil Circuit, Inc.*  ................... 1,104,800     34,094,128
 Linear Technology Corporation  .......... 1,081,600     47,968,960
 Maxim Integrated Products, Inc.*  .......   457,000     20,311,365
 McData Corporation, Class A*  ...........    81,983      1,465,446
 Texas Instruments Incorporated  .........   911,500     28,712,250
 Xilinx, Inc.*  ..........................   975,100     39,901,092
                                                    --------------
                                                        252,019,649
                                                    --------------

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF VANGUARD FUND
June 30, 2001

                                              Shares        Value
COMMON STOCKS (Continued)
Engineering and Management Services - 0.46%
 Fluor Corporation  ......................   211,400 $    9,544,710
                                                    --------------

Food and Kindred Products - 1.29%
 Kraft Foods Inc.*  ......................   872,000     27,032,000
                                                    --------------

General Merchandise Stores - 6.79%
 Dollar General Corporation  ............. 2,028,200     39,549,900
 Kohl's Corporation*  ....................   757,300     47,505,429
 Target Corporation  ..................... 1,042,800     36,080,880
 Wal-Mart Stores, Inc.  ..................   394,000     19,227,200
                                                    --------------
                                                        142,363,409
                                                    --------------

Industrial Machinery and Equipment - 13.39%
 Applied Materials, Inc.*  ............... 1,024,200     50,892,498
 Caterpillar Inc.  .......................   810,300     40,555,515
 Cisco Systems, Inc.*  ................... 1,877,600     34,153,544
 Cooper Cameron Corporation*  ............ 1,101,400     61,458,120
 EMC Corporation*  .......................   927,900     26,955,495
 Lam Research Corporation*  .............. 1,060,600     31,727,849
 Novellus Systems, Inc.*  ................   619,800     35,201,541
                                                    --------------
                                                        280,944,562
                                                    --------------

Instruments and Related Products - 3.30%
 KLA-Tencor Corporation*  ................   247,700     14,468,157
 Medtronic, Inc.  ........................   289,700     13,329,097
 Microchip Technology Incorporated*  ..... 1,249,500     41,527,133
                                                    --------------
                                                         69,324,387
                                                    --------------

Nondepository Institutions - 6.23%
 Fannie Mae  .............................   557,300     47,454,095
 Freddie Mac  ............................   679,200     47,544,000
 Morgan Stanley Dean Witter & Co.  .......   554,900    35,641,227
                                                     -------------
                                                        130,639,322
                                                     -------------

Railroad Transportation - 0.98%
 Norfolk Southern Corporation  ...........   990,600     20,505,420
                                                    --------------


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF VANGUARD FUND
June 30, 2001

                                              Shares        Value
COMMON STOCKS (Continued)
Security and Commodity Brokers - 5.68%
 Goldman Sachs Group, Inc. (The)  ........   897,400 $   76,996,920
 Lehman Brothers Holdings Inc.  ..........   213,300     16,584,075
 Merrill Lynch & Co., Inc.  ..............   431,600     25,572,300
                                                    --------------
                                                        119,153,295
                                                    --------------

Transportation Equipment - 5.46%
 Gentex Corporation*  ....................   306,200      8,535,325
 Harley-Davidson, Inc.  .................. 1,941,000     91,382,280
 Lockheed Martin Corporation  ............   307,500     11,392,875
 Superior Industries International, Inc. .    85,600      3,278,480
                                                    --------------
                                                        114,588,960
                                                    --------------

Water Transportation - 1.14%
 Carnival Corporation  ...................   777,600     23,872,320
                                                    --------------

Wholesale Trade - Nondurable Goods - 7.29%
 Philip Morris Companies Inc.  ........... 3,012,300    152,874,225
                                                    --------------

TOTAL COMMON STOCKS - 98.99%                         $2,076,599,387
 (Cost: $1,672,551,390)

TOTAL SHORT-TERM SECURITIES - 2.62%                  $   55,081,483
 (Cost: $55,081,483)

TOTAL INVESTMENT SECURITIES - 101.61%                $2,131,680,870
 (Cost: $1,727,632,873)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.61%)     (33,829,646)

NET ASSETS - 100.00%                                 $2,097,851,224


Notes to Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
VANGUARD FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value
   (Notes 1 and 3) .................................     $2,131,681
 Cash   ............................................              1
 Receivables:
   Investment securities sold.......................          3,046
   Dividends and interest ..........................          2,131
   Fund shares sold ................................          1,604
 Prepaid insurance premium  ........................             32
                                                         ----------
    Total assets  ..................................      2,138,495
LIABILITIES                                              ----------
 Payable for investment securities purchased .......         35,885
 Payable to Fund shareholders  .....................          3,780
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................            416
 Accrued service fee (Note 2)  .....................            366
 Accrued management fee (Note 2)  ..................             76
 Accrued distribution fee (Note 2)  ................             57
 Accrued accounting services fee (Note 2)  .........             10
 Other  ............................................             54
                                                         ----------
    Total liabilities  .............................         40,644
                                                         ----------
      Total net assets .............................     $2,097,851
NET ASSETS                                               ==========
 $1.00 par value capital stock:
   Capital stock ...................................     $  248,053
   Additional paid-in capital ......................      1,513,762
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...            (11)
   Accumulated undistributed net realized loss on
    investment transactions  .......................        (13,778)
   Distribution in excess of net realized loss on
    investment transactions  .......................        (54,223)
   Net unrealized appreciation in value of
    investments  ...................................        404,048
    Net assets applicable to outstanding                 ----------
      units of capital .............................     $2,097,851
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................          $8.46
 Class B ...........................................          $8.28
 Class C ...........................................          $8.27
 Class Y  ..........................................          $8.52
Capital shares outstanding:
 Class A  ..........................................        240,395
 Class B ...........................................          5,066
 Class C ...........................................            889
 Class Y  ..........................................          1,703
Capital shares authorized ..........................        600,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
VANGUARD FUND
(In Thousands)
                                      For the fiscal For the fiscal
                                        period ended   year ended
                                           June 30,   September 30,
                                             2001        2000
                                        ------------ ------------
Investment Loss
Income (Note 1B):
 Dividends (net of foreign withholding
   taxes of $5 and $64, respectively) ..   $  13,471   $   11,716
 Interest and amortization  ............       2,537        3,575
                                           ---------   ----------
   Total income ........................      16,008       15,291
                                           ---------   ----------
Expenses (Note 2):
 Investment management fee  ............      12,047       17,985
 Service fee:
   Class A..............................       4,100        5,944
   Class B..............................          76           48
   Class C..............................          14            8
 Transfer agency and dividend disbursing:
   Class A..............................       3,035        3,480
   Class B..............................         182           87
   Class C..............................          33           16
 Distribution fee:
   Class A..............................         367          352
   Class B..............................         230          143
   Class C..............................          41           26
 Accounting services fee  ..............          89          101
 Custodian fees  .......................          85           98
 Legal fees  ...........................          21           25
 Shareholder servicing - Class Y  ......          19           27
 Audit fees  ...........................          18           21
 Other  ................................         214          353
                                           ---------   ----------

   Total expenses ......................      20,571       28,714
                                           ---------   ----------

    Net investment loss  ...............      (4,563)     (13,423)
                                           ---------   ----------
Realized and Unrealized Gain (Loss) on
Investments (Notes 1 and 3)
Realized net gain (loss) on securities .     (16,459)     333,545
Realized net loss on put options purchased       ---       (1,920)
Realized net gain on call options written      2,681          731
                                           ---------   ----------
 Realized net gain (loss) on
   investments .........................     (13,778)     332,356
                                           ---------   ----------
Unrealized appreciation (depreciation)
 in value of securities during
 the period  ...........................    (904,840)     671,300
Unrealized appreciation in value of written
 call options during the period ........         ---        2,560
                                           ---------   ----------
 Unrealized appreciation (depreciation)
   in value of investments during
   the period ..........................    (904,840)     673,860
                                           ---------   ----------
   Net gain (loss) on investments ......    (918,618)   1,006,216
                                           ---------   ----------

    Net increase (decrease) in net assets
     resulting from operations  ........   $(923,181)  $  992,793
                                           =========   ==========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
VANGUARD FUND
(In Thousands)

                                      For the     For the fiscal
                                      fiscal        year ended
                                   period ended    September 30,
                                     June 30,    -----------------
                                       2001        2000      1999
Increase (Decrease) in Net Assets    ---------    ------    ------
Operations:
 Net investment loss  .............$   (4,563)  $ (13,423)  $  (4,023)
 Realized net gain (loss) on
   investments ....................   (13,778)    332,356     168,569
 Unrealized appreciation
   (depreciation) .................  (904,840)    673,860     354,100
                                   ----------  ----------  ----------
   Net increase (decrease) in net
    assets resulting from
    operations  ...................  (923,181)    992,793     518,646
                                   ----------  ----------  ----------
Distributions to shareholders from (Note 1E):*
 From net investment income:
   Class A ........................       ---         ---      (1,908)
   Class B ........................       ---         ---         ---
   Class C ........................       ---         ---         ---
   Class Y ........................       ---          ---        (19)
 From realized gains on securities
   transactions:
   Class A ........................  (318,804)   (166,703)    (21,925)
   Class B ........................    (5,074)       (343)        ---
   Class C ........................      (919)        (57)        ---
   Class Y ........................    (2,169)     (1,037)        (73)
   In excess of realized capital gains:
    Class A  ......................   (52,869)        ---         ---
    Class B  ......................      (842)        ---         ---
    Class C  ......................      (152)        ---         ---
    Class Y  ......................      (360)        ---         ---
                                   ----------  ----------  ----------
                                     (381,189)   (168,140)    (23,925)
                                   ----------  ----------  ----------
Capital share transactions
 (Note 5)  ........................   353,296     288,750       9,703
                                   ----------  ----------  ----------
    Total increase (decrease)  ....  (951,074)  1,113,403     504,424
Net Assets
Beginning of period ............... 3,048,925   1,935,522   1,431,098
                                   ----------  ----------  ----------
End of period .....................$2,097,851  $3,048,925  $1,935,522
                                   ==========  ==========  ==========
 Undistributed net investment
   income (loss) ..................      $(11)        $(5)       $---
                                         ====        ====        ====

                 *See "Financial Highlights" on pages 15 - 18.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                   For the
                    fiscal        For the fiscal year ended
                   period                September 30,
                     ended   ------------------------------------
                    6-30-01    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period $14.17  $10.11 $ 7.50   $9.11  $8.77   $8.97
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....  (0.02)  (0.07) (0.02)   0.01   0.07    0.03
 Net realized and
   unrealized gain (loss)
   on investments ..  (3.92)   5.00   2.75    0.19   1.69    0.26
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations  .......  (3.94)   4.93   2.73    0.20   1.76    0.29
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.00) (0.01)  (0.04) (0.06)  (0.04)
 From capital gains   (1.51)  (0.87) (0.11)  (1.77) (1.36)  (0.45)
 In excess of capital
   gains ...........  (0.26)  (0.00) (0.00)  (0.00) (0.00)  (0.01)
                     ------  ------ ------   -----  -----   -----
Total distributions   (1.77)  (0.87) (0.12)  (1.81) (1.42)  (0.49)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period  ....  $8.46  $14.17 $10.11   $7.50  $9.11   $8.77
                     ======  ====== ======   =====  =====   =====
Total return* ...... -30.29%  50.91% 36.74%   3.76% 23.60%   3.59%
Net assets, end of
 period (in
 millions)  ........ $2,034  $2,979 $1,924  $1,426 $1,478  $1,291
Ratio of expenses
 to average net
 assets  ...........   1.11%** 1.04%  1.13%   1.10%  1.09%   1.09%
Ratio of net
 investment income (loss)
 to average net
 assets  ...........  -0.23%**-0.48% -0.22%   0.13%  0.86%   0.36%
Portfolio
 turnover rate  .... 100.57%  63.78% 83.67%  90.51%139.14%  57.10%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the
                            For the         period
                             fiscal           from
                             period       10-4-99*
                              ended        through
                            6-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.01         $10.43
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.08)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.88)          4.48
                             -----          -----
Total from investment
 operations  .......          (3.96)          4.45
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.26)         (0.00)
                             -----          -----
Total distributions           (1.77)         (0.87)
                             -----          -----
Net asset value,
 end of period  ....          $8.28         $14.01
                             =====          =====
Total return .......         -30.84%         44.64%
Net assets, end of
 period (in
 millions)  ........            $42            $42
Ratio of expenses to
 average net assets            2.29%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.39%**       -1.49%**
Portfolio turnover
 rate  .............         100.57%         63.78%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                             period       10-4-99*
                              ended        through
                            6-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.01         $10.43
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.09)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (3.88)          4.48
                             -----          -----
Total from investment
 operations  .......          (3.97)          4.45
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.26)         (0.00)
                             -----          -----
Total distributions           (1.77)         (0.87)
                             -----          -----
Net asset value,
 end of period  ....          $8.27         $14.01
                             =====          =====
Total return .......         -30.92%         44.64%
Net assets, end of
 period (in
 millions)  ........             $7             $8
Ratio of expenses to
 average net assets            2.29%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.39%**       -1.49%**
Portfolio turnover
 rate  .............         100.57%         63.78%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the
                    fiscal        For the fiscal year ended
                     period              September 30,
                      ended--------------------------------------
                    6-30-01   2000   1999    1998   1997   1996
                    ------- ------- ------  ------ ------  ------
Net asset value,
 beginning of period $14.23  $10.13 $ 7.52   $9.12  $8.78   $8.97
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.01)  (0.05) (0.00)   0.03   0.09    0.07
 Net realized and
   unrealized gain
   (loss) on
   investments......  (3.93)   5.02   2.75    0.19   1.69    0.24
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations ........  (3.94)   4.97   2.75    0.22   1.78    0.31
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.00) (0.03)  (0.05) (0.08)  (0.05)
 From capital gains   (1.51)  (0.87) (0.11)  (1.77) (1.36)  (0.45)
 In excess of capital
   gains ...........  (0.26)  (0.00) (0.00)  (0.00) (0.00)  (0.01)
                     ------  ------ ------   -----  -----   -----
Total distributions.  (1.77)  (0.87) (0.14)  (1.82) (1.44)  (0.50)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period .....  $8.52  $14.23 $10.13   $7.52  $9.12   $8.78
                     ======  ====== ======   =====  =====   =====
Total return ....... -30.15%  51.21% 36.94%   4.02% 23.87%   3.80%
Net assets, end of
 period (in
 millions)  ........ $15        $20    $12      $5     $5      $4
Ratio of expenses
 to average
 net assets  .......   0.84%*  0.82%  0.90%   0.91%  0.90%   0.91%
Ratio of net investment
 income (loss) to average
 net assets ........   0.04%* -0.26% -0.02%   0.33%  1.05%   0.69%
Portfolio
 turnover rate ..... 100.57%  63.78% 83.67%  90.51%139.14%  57.10%

*Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation.
Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from September 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $4,556,590 was reclassified between paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.

F.   Options -- See Note 6 - Options.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion, .60% of net assets over $2 billion up to $3 billion and .55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3625 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,181,212. During the period ended June 30, 2001, W&R received $46,745 and $4,804 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,905,958 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $59,431, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $2,430,578,058 while proceeds from maturities and sales aggregated $2,420,345,517. Purchases of short-term securities aggregated $2,148,227,860, while proceeds from maturities and sales aggregated $2,165,870,741. No U.S. Government securities were purchased or sold during the period ended June 30, 2001.


For Federal income tax purposes, cost of investments owned at June 30, 2001 was $1,733,305,524, resulting in net unrealized appreciation of $398,375,346, of which $503,051,532 related to appreciated securities and $104,676,186 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital gain net income of $56,588,148 during its fiscal period ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). A portion of the capital gain net income was paid to shareholders during the period ended June 30, 2001. Remaining capital gain net income will be distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $66,194,163, which have been deferred to the fiscal year ending June 30, 2002.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                            For the
                             fiscal        For the fiscal
                             period   year ended September 30,
                              ended  --------------------------
                            6-30-01          2000          1999
                       ------------  ------------  ------------
Shares issued from sale of shares:
 Class A  ............       18,616        40,923        44,094
 Class B .............        2,195         3,141           ---
 Class C .............          538           601           ---
 Class Y  ............          423           789           886
Shares issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ............       33,796        14,266         2,675
 Class B .............          565            30           ---
 Class C .............          102             5           ---
 Class Y  ............          155            59            11
Shares redeemed:
 Class A  ............      (22,284)      (35,178)      (46,621)
 Class B .............         (696)         (169)          ---
 Class C .............         (304)          (53)          ---
 Class Y  ............         (317)         (528)         (402)
                             ------        ------        ------
Increase in outstanding capital
 shares ..............       32,789        23,886           643
                             ======        ======        ======
Value issued from sale of shares:
 Class A  ............     $189,505      $544,210      $423,994
 Class B .............       21,880        41,800           ---
 Class C .............        5,398         8,068           ---
 Class Y  ............        4,339        10,414         8,651
Value issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ............      356,887       162,065        23,248
 Class B .............        5,876           343           ---
 Class C .............        1,066            57           ---
 Class Y  ............        1,644           673            92
Value redeemed:
 Class A  ............     (220,329)     (468,905)     (442,540)
 Class B .............       (6,753)       (2,345)          ---
 Class C .............       (2,990)         (728)          ---
 Class Y  ............       (3,227)       (6,902)       (3,742)
                           --------      --------      --------
Increase in outstanding
 capital  ............     $353,296      $288,750      $  9,703
                           ========      ========      ========

NOTE 6 -- Options
     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                               Number of        Premium
                               Contracts       Received
                               ---------       --------
     Outstanding at
       September 30, 2000         19,500     $2,681,250
     Options written                 ---            ---
     Options terminated
       in closing purchase
       transactions                  ---            ---
     Options exercised               ---            ---
     Options expired             (19,500)    (2,681,250)
                                   -----      ---------
     Outstanding at
       June 30, 2001                 ---      $     ---
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations for the fiscal period from October 1, 2000 through June 30, 2001 and the fiscal year ended September 30, 2000, the statements of changes in net assets for the fiscal period from October 1, 2000 through June 30, 2001 and each of the two fiscal years in the period ended September 30, 2000, and the financial highlights for the fiscal period from October 1, 2000 through June 30, 2001 and for each of the five fiscal years in the period ended September 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal period from October 1, 2000 through June 30, 2001 and the fiscal year ended September 30, 2000, the changes in its net assets for the fiscal period from October 1, 2000 through June 30, 2001 and each of the two fiscal years in the period ended September 30, 2000, and the financial highlights for the fiscal period from October 1, 2000 through June 30, 2001 and for each of the five fiscal years in the period ended September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
          -------------------------------------------------------
                     For Individuals             For Corporations
               -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   ---------------------------------------
                     Class A, Class B, Class C and Class Y
12-13-00  $1.7700    $---    $1.7700     $---      $---   $1.7700
          ======= =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.